Exhibit 99.1

Forge Nano to Trade on NASDAQ as NANO After Completing Business Combination with Archimedes Tech SPAC Partners II Co.

•	Forge Nano common stock and warrants expected to begin trading on NASDAQ on October 22, 2026 under the symbols “NANO” and “NANOW,” respectively
•	Public listing positions Forge Nano to accelerate growth across semiconductor manufacturing equipment and advanced battery technologies

DENVER – October 21, 2026 –  Forge Nano, Inc., a leading U.S.-based semiconductor equipment and advanced materials company pioneering Atomic Layer Deposition (“ALD”) technology for artificial intelligence (“AI”)-era chip manufacturing and defense battery applications, today announced the completion of its previously announced business combination following an extraordinary general meeting of Archimedes Tech SPAC Partners II Co. (“Archimedes II”) (NASDAQ: ATII) on October 16, 2026. The combined company will operate as Forge Nano Holdings, Inc. and its common stock and warrants are expected to commence trading on the NASDAQ under the ticker symbols “NANO” and “NANOW,” respectively, on October 22, 2026.

“Becoming a publicly traded company represents an important milestone for Forge Nano and the team that has spent more than a decade building this company,” said Paul Lichty, Chief Executive Officer of Forge Nano. “We founded Forge Nano around the belief that controlling materials at the atomic level could fundamentally improve how the world’s most important technologies are made. Today, that technology is moving into commercial semiconductor manufacturing, advanced batteries and other critical applications. Access to the public markets gives us an opportunity to accelerate that work and continue scaling an American advanced manufacturing company built for the industries that will define the next generation.”

Forge Nano has developed a proprietary ALD platform, Atomic Armor®, designed to improve the performance of materials and products through precise, nanoscale surface coatings. The company is commercializing its technology across two primary markets: semiconductor manufacturing equipment supporting increasingly complex next-generation chip architectures, and advanced battery materials and manufacturing for commercial and defense applications.

Forge Nano enters the public markets amid significant commercial and manufacturing momentum. The company recently expanded its semiconductor manufacturing footprint in Taiwan, demonstrated 1,000:1 high-aspect-ratio coatings on customer wafers, expanded its strategic relationship with Samsung SDI, announced a joint development agreement with Swedish pharmaceutical company Nanexa, and broke ground on its North Carolina battery gigafactory.

To commemorate the public listing, Forge Nano will ring the NASDAQ Opening Bell on October 28, 2026 at the NASDAQ MarketSite in Times Square, New York City.

ADVISORS

BTIG, LLC served as lead capital markets advisor and PIPE placement agent to Forge Nano. Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, served as financial advisor, capital markets advisor, and PIPE placement agent to Forge Nano. Paul, Weiss, Rifkind, Wharton & Garrison LLP served as legal counsel to Forge Nano. Loeb & Loeb LLP served as legal counsel to Archimedes II. Alliance Advisors Investor Relations served as investor relations advisor for the Transaction. Kirkland & Ellis acted as legal counsel to BTIG, LLC and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, in connection with their roles as co-placement agents.

ABOUT FORGE NANO

Forge Nano is a leading U.S. based semiconductor equipment and advanced materials company pioneering Atomic Layer Deposition (“ALD”) technology for AI-era chip manufacturing and defense battery applications via its platform technology, Atomic Armor®. Atomic Armor® is a scalable, adaptable nano-scale coating system that strengthens America’s most critical systems – at the atomic level. The superior surface coatings produced by Forge Nano’s Atomic Armor® process allow partners to unlock peak performance. Learn more at https://www.forgenano.com.

FORWARD LOOKING STATEMENTS

This communication includes forward-looking statements within the meaning of U.S. federal securities laws. All statements, other than statements of present or historical fact, are forward-looking statements. When used in this communication, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the current expectations and assumptions of Forge Nano Holdings, Inc. (“Pubco”) management about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Pubco disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this communication.

Pubco cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Pubco. Risks and uncertainties include, among other things: (i) risks related to Pubco’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Pubco to grow and manage growth profitably following the business combination; (ii) risks related to costs related to the business combination; (iii) risks related to changes in applicable laws or regulations; (iv) risks related to Pubco’s ability to successfully develop and deploy new technologies to address the needs of its customers; (v) risks related to the effects of competition on Pubco’s business, financial condition and results of operations; (vi) risks related to the availability and cost of the raw materials necessary for the production of Pubco’s products; (vii) risks related to Pubco’s ability to meet the specifications and requirements of its customers or adequately provide them with effective support and services; (viii) risks related to delays in the construction and operation of production facilities; (ix) risks related to intellectual property infringement, data protection, and other losses; (x) risks related to Pubco’s ability to operate effectively as a public company, including its ability to implement controls and procedures required for public companies; (xi) risks related to changes in domestic and foreign business, market, financial, political and legal conditions; (xii) risks related to the possibility that Pubco may be adversely affected by other economic, business, and/or competitive factors; and (xiii) other risks discussed in Pubco’s Registration Statement on Form S-4 related to the business combination, including the definitive proxy statement/prospectus, dated September 22, 2026, filed with the U.S. Securities and Exchange Commission on September 24, 2026 (the “Registration Statement”). There may be additional risks Pubco presently does not know or that Pubco currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Should one or more of the risks or uncertainties described in this communication materialize, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed or implied in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the Registration Statement, which is available free of charge on the SEC’s website at www.sec.gov.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the business of Pubco and Forge Nano described in the “Risk Factors” and “Forward-Looking Statements” sections of the Registration Statement and other documents filed or to be filed by Pubco from time to time with the SEC, all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pubco assumes no obligation to, and does not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Pubco does not give any assurance that it will achieve its expectations.

Contacts:

Media Contact
Will McKenna
VP, Corporate Affairs & Investor Relations, Forge Nano
wmckenna@forgenano.com

Investor Relations Contact
Bryan Baritot
Alliance Advisors IR
ForgeNanoIR@allianceadvisors.com